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                                                                   EXHIBIT 10.11

                                     IBM
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                                     International Business Machines Corporation
                                     Hudson Valley Research Park
                                     20700 Route 52
                                     Hopewell Junction, NY 12533-6531

Mr. Gary Jones
President and Chief Executive Officer
eMagin Corporation
Hudson Valley Research Park
2070 Route 52
Hopewell Junction, NY 12533-6531

                                            January 29, 2001

     Subject: Second Amendment to the Lease executed on May 28, 1999, between International Business Machines Corporation (IBM) and FED Corporation (FED)

Dear Mr. Jones:

     This letter, upon your signed acceptance, amends the above referenced Lease between IBM and FED Corporation for space located at the Hudson Valley Research Park in Hopewell Junction, New York. The Lease shall be amended as follows:

     1. In all occurrences within the above referenced Lease, of the name "FED Corporation", it is to be replaced with "eMagin Corporation".

     2. In PARAGRAPH 4, TERM,  EXTENSION,  AND BUILD-OUT.  (c) EXTENSION OPTION,
(1): replace "...for one period of one year..." with "...for five periods of one year...".

     Except as amended herein, all the terms and conditions of the Lease shall remain in full force and be effective. Please inciate your acceptance by signing two (2) copes of this letter and returning them to IBM for counter signature. Thank you.

Accepted and agreed to:

INTERNATIONAL BUSINESS
MACHINES CORPORATION                   eMagin Corporation

By: /s/Raymond J. Wagner               By: /s/ Gary Jones
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    Raymond J. Wagner                      Gary Jones
    Senior Program Manager,                President and Chief Executive Officer
    North Region Real Estate

Date:  1/30/01                         Date:  1/31/01
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